Exhibit 10.1

BRPHOTONICS PRODUTOS OPTOELETRÔNICOS LTDA.
NIRE  35.2.28048795
CNPJ/MF  19.455.907/0001-73

1ª ALTERAÇÃO DO CONTRATO SOCIAL

Pelo presente instrumento particular, as partes abaixo indicadas:

FUNDAÇÃO CPqD - CENTRO DE PESQUISA E DESENVOLVIMENTO EM TELECOMUNICAÇÕES, pessoa jurídica de direito privado sem fins lucrativos, com sede na Rua Dr. Ricardo Benetton Martins s/nº, Parque Polo II de Alta Tecnologia, Município de Campinas, Estado de São Paulo, CEP 13086-510, inscrita no CNPJ/MF sob o nº. 02.641.663/0001-10, com Estatuto Social registrado no Primeiro Cartório de Registro Civil de Pessoa Jurídica de Campinas-SP, microfilmado sob o nº. 5529 em 23/12/2004, neste ato representada pelo seu Presidente, Sr. Hélio Marcos Machado Graciosa, brasileiro, casado, engenheiro, CREA nº. 19.370-0, com endereço profissional no Município de Campinas, Estado de São Paulo, na Rua Dr. Ricardo Benetton Martins s/nº, Parque Polo II de Alta Tecnologia, CEP 13086-510, portador da cédula de identidade RG nº. 1.995.913-9-SSP/RJ e inscrito no CPF/MF sob o nº. 239.045.427-53;

JULIO CEZAR RODRIGUES MARTORANO, brasileiro, divorciado, pesquisador de telecomunicações, portador da cédula de identidade RG nº. 9.962.500 (SSP-SP) e inscrito no CPF/MF sob nº. 081.561.288-50, com endereço profissional no Município de Campinas, Estado de São Paulo, na Rua Dr. Ricardo Benetton Martins s/nº, Parque Polo II de Alta Tecnologia, CEP 13086-510; e

CARLOS EDUARDO SALLA, brasileiro, casado, matemático, portador da cédula de identidade RG nº. 13.292.325-7 (SSP-SP) e inscrito no CPF/MF sob o nº. 068.626.318-96, com endereço profissional no Município de Campinas, Estado de São Paulo, na Rua Dr. Ricardo Benetton Martins s/nº, Parque Polo II de Alta Tecnologia, CEP 13086-510;

sócios detentoras da totalidade do capital social da sociedade empresária limitada denominada BRPhotonics Produtos Optoeletrônicos LTDA., com sede no Município de Campinas, Estado de São Paulo, na Rua Doutor Ricardo Benetton Martins s/nº., Polo II de Alta Tecnologia, CEP 13086-510, inscrita no CNPJ/MF sob o nº. 19.455.907/0001-73 (“Sociedade”), com seus atos constitutivos devidamente arquivados na Junta Comercial do Estado de São Paulo (JUCESP) sob o NIRE 35.2.28048795, em sessão de 30 de dezembro de 2013 (“Contrato Social”);

têm entre si, justo e acordado, deliberar, alterar e consolidar o Contrato Social, de acordo com os seguintes termos e condições:

I - CESSÃO E TRANSFERÊNCIA DE QUOTAS; AUMENTO DE CAPITAL

1.1.            Os sócios Julio Cezar Rodrigues Martorano e Carlos Eduardo Salla (anteriormente qualificados), neste ato, cedem e transferem à sócia Fundação CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações (anteriormente qualificada), a título gratuito e em caráter irrevogável e irretratável, a totalidade de suas respectivas participações no capital social da Sociedade, totalizando 20 (vinte) quotas totalmente subscritas e integralizadas em moeda corrente nacional, no valor nominal de R$ 1,00 (um real) cada, perfazendo o montante de R$ 20,00 (vinte reais), passando a sócia Fundação CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações, assim, a deter a totalidade das quotas representativas do capital social da Sociedade.

1.1.1.            Os sócios retirantes Julio Cezar Rodrigues Martorano e Carlos Eduardo Salla, de um lado, e a sócia Fundação CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações, de outro lado, dão-se, mútua e reciprocamente, a mais plena, rasa, geral e irrevogável quitação com relação à cessão e transferência de quotas pactuada no item 1.1 anterior, para nada mais reclamarem entre si, a qualquer tempo e título.

1.2.            Ato contínuo à cessão e transferência de quotas pactuada no item 1.1 anterior, a sócia Fundação CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações admite como nova sócia da Sociedade, GigOptix, Inc., sociedade devidamente constituída e existente de acordo com as leis do Estado de Delaware, Estados Unidos da América, com sede em 2711 Centerville Road, Wilmington, New Castle County, Delaware, Estados Unidos da América, inscrita no CNPJ/MF sob nº 19.665.035/0001-78, neste ato representada por seus procuradores, (i) Sra. Natália Cibele Correia da Silva, brasileira, solteira, advogada, portadora da cédula de identidade RG nº. 33.472.475-2/SSP-SP, inscrita na Ordem dos Advogados do Brasil, Seção de São Paulo (“OAB/SP”), sob o nº. 290.416 e no CPF/MF sob o nº. 316.825.008-29, e (ii) Sr. Darcio Siqueira de Sousa, brasileiro, casado, advogado, portador da cédula de identidade RG nº. 26.630.255-5/SSP-SP, inscrito na OAB/SP sob o nº. 240.530 e no CPF/MF sob o nº. 157.093.498-36, ambos com endereço profissional no Município de São Paulo, Estado de São Paulo, na Rua Líbero Badaró nº. 293, 27º andar, salas C e D (procuração anexa).

1.3.            Neste ato, a sócia Fundação CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações e a nova sócia GigOptix, Inc. (anteriormente qualificada) deliberam aumentar o capital social da Sociedade em R$ 10.000,00 (dez mil reais), mediante a subscrição de 10.000 (dez mil) novas quotas representativas do capital social da Sociedade, no valor nominal de R$ 1,00 (um real) cada uma, sendo que:

(a)	a sócia Fundação CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações subscreve neste ato 200 (duzentas) novas quotas representativas do capital social da Sociedade, no valor nominal de R$ 1,00 (um real) cada, perfazendo o montante de R$ 200,00 (duzentos reais), a serem integralizadas em bens e/ou moeda corrente nacional até 31 de dezembro de 2014; e

(b)	a sócia ingressante GigOptix, Inc. subscreve neste ato 9.800 (nove mil e oitocentas) novas quotas representativas do capital social da Sociedade, no valor nominal de R$ 1,00 (um real) cada, perfazendo o montante de R$ 9.800,00 (nove mil e oitocentos reais), a serem integralizadas em bens e/ou moeda corrente até 31 de dezembro de 2014.

1.4.            Em virtude do aumento de capital previsto no item 1.3 anterior, o capital social da Sociedade passa dos atuais R$ 10.000,00 (dez mil reais) para R$ 20.000,00 (vinte mil reais), representado por 20.000 quotas no valor nominal de R$ 1,00 (um real) cada, sendo 10.000 (dez mil) quotas já integralizadas em moeda corrente nacional, e 10.000 (dez mil) quotas a serem integralizadas em bens e moeda corrente nacional até 31 de dezembro de 2014.

1.5.            Em virtude do disposto nos itens 1.3 e 1.4 acima, a Cláusula 4ª do Contrato Social passa a vigorar com a seguinte redação:

“Cláusula 4ª - O capital social da Sociedade é de R$ 20.000,00 (vinte mil reais), dividido em 20.000 (vinte mil) quotas no valor nominal de R$ 1,00 (um real) cada, sendo 10.000 (dez mil) quotas, no valor total de R$ 10.000,00 (dez mil reais), já integralizadas em moeda corrente nacional, e 10.000 (dez mil) quotas, no valor total de R$ 10.000,00 (dez mil reais), a serem integralizadas até 31 de dezembro de 2014, assim distribuídas entre as sócias:

Sócia	Quotas a integralizar	Quotas integralizadas	Valor (R$)	Participação
Fundação CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações	200	10.000	10.200,00	51%
GigOptix, Inc	9.800	-	9.800,00	49%
TOTAL	10.200	10.000	20.000,00	100%

Parágrafo 1º - De acordo com o artigo 1.052 da Lei nº. 10.406/2002 (“Código Civil”), a responsabilidade das sócias é restrita ao valor de suas quotas.

Parágrafo 2º - Cada quota concede ao seu respectivo titular o direito a 1 (um) voto nas reuniões de sócios da Sociedade.

Parágrafo 3º - De acordo com o artigo 1.056 do Código Civil, as quotas da Sociedade são indivisíveis.”

II - ADMINISTRAÇÃO

2.1.            Deliberam as sócias alterar a forma de administração da Sociedade, que passará a ser conduzida pelo Conselho de Administração e pelos Diretores.

2.2.            Em virtude do disposto no item 2.1 anterior, deliberam as sócias promover a criação de um Conselho de Administração que será constituído por 4 (quatro) membros eleitos pelas sócias em ato separado, para um mandato de 2 (dois) anos, cabendo a cada uma das sócias a indicação e nomeação de 2 (dois) membros.

2.3.            A Sociedade terá até 3 (três) administradores, eleitos pelas sócias a qualquer tempo para um mandato por tempo indeterminado, sendo um deles designado Diretor Presidente, e os demais, se houver, individualmente designado Diretor. O Diretor Presidente e os demais, se houver, serão designados em conjunto Diretores.

2.4.            As sócias, neste ato, nomeiam como Diretor Presidente o Sr. Julio César Rodrigues Fernandes de Oliveira, brasileiro, casado, engenheiro, portador da cédula de identidade RG nº. 2445690 (SSP/PB) e inscrito no CPF/MF sob o nº. 034.687.214-63, com endereço profissional no Município de Campinas, Estado de São Paulo na Rua Doutor Ricardo Benetton Martins s/n, Polo II de Alta Tecnologia, CEP 13086-902.

2.5.            O Diretor Presidente acima nomeado e qualificado declara, sob as penas da lei, que não se encontra impedido de exercer a administração da Sociedade, por lei especial ou mesmo em virtude de condenação criminal nas hipóteses previstas no artigo 1.011, § 1º, do Código Civil Brasileiro.

2.6.            Em virtude do disposto nos itens 2.1 a 2.5 acima, o Capítulo VI, Capítulo VII e Capítulo VIII do Contrato Social, referentes, respectivamente, à Administração, Conselho de Administração e Diretores, passam a vigorar com a seguinte redação:

“VI - Administração

Cláusula 8ª - A sociedade será administrada por um Conselho de Administração e pelos Diretores. Os negócios e assuntos da Sociedade serão geridos e conduzidos pelos Diretores, eleitos nos termos deste Contrato Social, os quais deverão respeitar o disposto na legislação aplicável e neste Contrato Social.

Cláusula 9ª - É vedado às sócias, diretores e procuradores, a prática de quaisquer atos a favor ou em nome da Sociedade que não sejam relacionados ao objeto social da Sociedade. Quaisquer atos que resultem em gravames sobre quaisquer ativos da Sociedade em benefício dos interesses pessoais dos diretores e/ou de terceiros, ou que envolvam transações que não relacionadas ao objeto social da Sociedade, serão nulas e ineficazes, exceto se expressamente aprovados ou ratificados pelo órgão competente de acordo com os termos deste Contrato Social. Quaisquer pessoas envolvidas nos atos mencionados acima serão responsabilizadas pessoalmente.

VII - Conselho de Administração

Cláusula 10 - O Conselho de Administração será constituído por 4 (quatro) pessoas naturais, eleitas pelas sócias em ato separado para um mandato de 2 (dois) anos, sendo permitida a reeleição.

Parágrafo 1º - O cargo de membro do Conselho de Administração vago em razão de morte, renúncia, destituição ou qualquer outra causa deverá ser preenchido pela reunião de sócios em até 30 (trinta) dias da data da vacância.

Parágrafo 2º - Qualquer membro poderá renunciar a seu cargo a qualquer tempo mediante notificação à Sociedade, sendo que a renúncia produzirá efeitos a partir do recebimento de da respectiva notificação pela Sociedade, ficando certo que, exceto se de outro modo especificado, a aceitação de tal renúncia não será necessária para torná-la efetiva. Qualquer membro do Conselho de Administração poderá ser destituído a qualquer tempo, com ou sem justa causa pela aprovação da reunião de sócios.

Parágrafo 3º - Caso qualquer membro do Conselho de Administração seja residente e domiciliado no exterior, a sua investidura estará sujeita à outorga de procuração para uma pessoa natural residente e domiciliada no Brasil, concedendo a essa pessoa poderes para receber citação a favor de tal membro.

Cláusula 11 - O Conselho de Administração deverá realizar reuniões ordinárias em uma periodicidade quadrimestral no horário e local a ser determinado pelo Conselho de Administração. Reuniões extraordinárias do Conselho de Administração poderão ser convocadas a qualquer por qualquer membro. Exceto se houver renúncia de todos os membros por escrito (anteriormente a respectiva reunião), deverá ser enviada convocação prévia e por escrito, quer pessoalmente, por fac-símile ou correio internacional, à reunião do Conselho de Administração com no mínimo 15 (quinze) dias úteis de antecedência à data da respectiva reunião, sendo que tal convocação deverá especificar o local, data, horário e ordem do dia da respectiva reunião. A convocação por escrito à reunião não precisará ser enviada a eventual membro que concorde, seja anterior ou posteriormente a respectiva reunião, a renunciar a esta convocação escrita. A presença de um membro na reunião constituirá em renúncia à convocação por escrito à respectiva reunião, exceto quando tal membro participe da reunião com o objetivo explícito de se opor à sua instalação ou a qualquer deliberação em razão de tal reunião não ser sido devidamente convocada.

Parágrafo 1º - Cada membro do Conselho de Administração terá o direito a 1 (um) voto nas reuniões do Conselho de Administração.

Parágrafo 2º - O membro do Conselho de Administração que não puder comparecer pessoalmente por qualquer motivo poderá (a) participar na reunião do Conselho de Administração conferência telefônica ou por outros equipamentos de comunicação através dos quais todas as pessoas participantes da reunião possam ouvir umas as outras, sendo que por tal participação a pessoa será considerada como se estivesse presente pessoalmente na respectiva reunião; (b) de acordo com a legislação aplicável e com este Contrato Social, outorgar procuração para (i) outro membro do Conselho de Administração eleito pelo mesmo sócio que elegeu tal membro ou (ii) outro individuo aprovado pelo sócio que elegeu tal membro, para servir como seu suplente para os fins da respectiva reunião mediante o envio de notificação por escrito para a Sociedade e demais sócias, sendo que, em qualquer dos casos acima, o membro que não puder comparecer à reunião será devidamente representado na respectiva reunião, bem como o outro membro do Conselho de Administração ou o suplente (conforme aplicável) poderá exercer o direito de voto a favor do membro representado sobre qualquer matéria objeto de decisão de tal reunião.

Cláusula 12 - Nenhuma decisão poderá ser tomada em reunião do Conselho de Administração exceto se ao menos 3 (três) membros do Conselho de Administração estiverem presentes. No caso deste quorum não ser atingido, os membros presentes postergarão tal reunião para uma nova data correspondente a no mínimo 5 (cinco) dias úteis posteriores da data inicialmente prevista, e prontamente enviarão uma notificação por escrito sobre a data, horário e local em que a reunião deverá ser conduzida.

Parágrafo 1º - Sem prejuízo das demais disposições deste Contrato Social, caso ao menos 2 (dois) membros deixem de comparecer em 3 (três) reuniões consecutivas do Conselho de Administração que tenham sido devidamente convocadas, então (i) a reunião será validamente instalada em terceira convocação sem qualquer quorum; e (ii) qualquer deliberação (inclusive relativamente às matérias listadas na Cláusula 7ª) da ordem do dia será validamente tomada mediante a aprovação da maioria dos votos dos membros presentes.

Parágrafo 2º - Apenas as matérias especificadas na ordem do dia da reunião do Conselho de Administração serão discutidas na respectiva reunião, exceto se todos os seus membros concordem incluir outras matérias na ordem do dia.

Parágrafo 3º - Qualquer decisão que deva ou possa ser tomada em reunião de Conselho de Administração poderá ser tomada sem a realização de reunião, sem a convocação prévia e sem o voto presencial caso um voto escrito, especificando todas as decisões, seja assinado por todos os membros do Conselho de Administração. O voto escrito elaborado de acordo com este parágrafo deverá ser protocolado com as atas dos trabalhos do Conselho de Administração.

Parágrafo 4º - O Conselho de Administração manterá um livro de registro de atas em que deverão ser registrados (i) com relação a cada reunião do Conselho de Administração, a data, horário e local de tal reunião, seja ordinária ou extraordinária (e se extraordinária, como foi convocada), os nomes dos membros presentes e os trabalhos conduzidos; e (ii) todos os atos aprovados por voto escrito nos termos do Parágrafo 3º anterior.

Cláusula 13 - O Conselho de Administração decidirá mediante o voto da maioria simples dos membros. Adicionalmente às matérias que eventualmente as sócias decidam sujeitar ao Conselho de Administração, as seguintes matérias deverão ser decididas pelo Conselho de Administração:

(a)	a definição da estratégia geral da Sociedade e de suas subsidiárias, para monitorar o desenvolvimento de tal estratégia e orientar os diretores;

(b)	a revisão, aprovação e modificação das estratégias empresariais da Sociedade;

(c)	a revisão e aprovação do orçamento anual da Sociedade, bem como a supervisão e acompanhamento do orçamento anual da Sociedade;

(d)	exceto se já aprovado no orçamento trimestral da Sociedade, a celebração pela Sociedade de qualquer acordo (ou qualquer aditivo, renúncia ou modificação subsequente): (i) cuja outra parte seja sócio ou parte relacionada; (ii) cujo valor principal dos pagamentos ou a que a Sociedade de outro modo se responsabilize seja superior ao valor correspondente US$ 10.000,00 (dez mil dólares dos Estados Unidos da América) em moeda corrente nacional; (iii) que possa restringir a habilidade da Sociedade de competir no Brasil ou em qualquer outro local do mundo; (iv) que possa causar a Sociedade a descumprir quaisquer de suas obrigações assumidas em outros contratos por ela celebrados; (v) com empresa que seja competidora de quaisquer das sócias, ou suas respectivas afilias ou partes relacionadas; (vi) que envolva qualquer direito intelectual que seja substancial à Sociedade;

(e)	celebração pela Sociedade de qualquer parceria estratégica;

(f)	qualquer aquisição, investimento, ou liquidação de um investimento em uma pessoa ou negócio (que não os ativos adquiridos no curso normal dos negócios da Sociedade), incluindo investimentos minoritários ou acordos de joint venture pela Sociedade;

(g)	assunção de dívidas, incluindo leasings financeiros, garantias, ônus, gravames e outras obrigações similares, cujo valor principal seja superior ao valor correspondente a US$ 10.000,00 (dez mil dólares dos Estados Unidos da América) em moeda corrente nacional, exceto se já aprovado no orçamento trimestral da Sociedade;

(h)	assunção de quaisquer empréstimos, adiantamentos ou garantias a favor de qualquer pessoa, que não no curso normal dos negócios da Sociedade;

(i)	transferência (conforme definida pela Cláusula 15 abaixo) de quaisquer ativos relevantes da Sociedade que não no curso normal dos negócios da Sociedade; e

(j)	a realização de acordo ou compromisso em qualquer litígio (incluindo litígio com medida cautelar ou processo penal) cujo valor, quando considerado em conjunto com todos os valores relacionados ao acordo ou compromisso, seja superior ao valor correspondente a US$ 10.000,00 (dez mil dólares dos Estados Unidos da América) em moeda corrente nacional, ou para iniciar qualquer litígio envolvendo quantia superior ao valor correspondente a US$ 10.000,00 (dez mil dólares dos Estados Unidos da América) em moeda corrente nacional.

Parágrafo único - No caso de empate, nas decisões, a matéria deverá ser submetida às sócias, que deverão realizar uma reunião para revisar a matéria.

VIII - Diretores

Cláusula 14 - Compete aos administradores a representação da Sociedade, em juízo e fora dele, bem como a prática de todos e quaisquer atos necessários ao seu regular funcionamento, os quais deverão observar, no exercício de sua função, a determinação de políticas e negócios fixados pelo Conselho de Administração da Sociedade. A Sociedade terá até 3 (três) administradores, que serão nomeados e poderão ser destituídos, a qualquer tempo, pelas sócias conforme a Cláusula 7ª(a) deste Contrato Social. Um dos administradores terá a designação de Diretor Presidente, e os demais de Diretor. Diretor Presidente e os demais, se houver, serão designados em conjunto Diretores.

Parágrafo 1º - A Sociedade é administrada pelo Diretor Presidente Sr. Julio César Rodrigues Fernandes de Oliveira, brasileiro, casado, engenheiro, portador da cédula de identidade RG nº. 2445690 (SSP/PB) e inscrito no CPF/MF sob o nº. 034.687.214-63, com endereço profissional no Município de Campinas, Estado de São Paulo na Rua Doutor Ricardo Benetton Martins s/n, Polo II de Alta Tecnologia, CEP 13086-902.

Parágrafo 2º - Os Diretores terão os poderes e autoridade conforme as atribuições que lhes forem determinadas na legislação aplicável e neste Contrato Social.

Parágrafo 3º - Os Diretores deverão ser residentes no Brasil e terão mandato por tempo indeterminado.

Parágrafo 4º - A Sociedade será validamente representada mediante as assinaturas:

(i)	de 2 (dois) Diretores em conjunto;

(ii)	do Diretor Presidente ou de 1 (um) Diretor, em conjunto com 1 (um) procurador; ou

(iii)	de 2 (dois) procuradores agindo em conjunto.

Parágrafo 5º - Sem prejuízo do disposto nas Cláusulas 7ª e 13 deste Contrato Social, os Diretores terão poderes e estarão autorizados a realizar quaisquer atos e assinar quaisquer documentos pela qual a Sociedade se obrigue, inclusive (porém não se limitando) a abrir e operar contas bancárias, realizar operações de crédito, dar aceite ou endossar de títulos, firmar contratos de compra, venda ou locação de bens móveis ou imóveis, e assinar outros documentos relacionados à Sociedade, inclusive cheques. É expressamente vedado aos Diretores, no entanto, assumir quaisquer obrigações a favor de qualquer das sócias, bem como estabelecer ônus ou dispor de qualquer bem imóvel ou ativo permanente da Sociedade sem o consentimento prévio das sócias de acordo com a Cláusula 13 deste Contrato Social.

Parágrafo 6º - As procurações deverão ser assinadas por 2 (dois) Diretores e outorgadas com poderes especiais. As procurações não poderão ter prazo superior a 1 (um) ano, exceto pelas procurações com poderes ad judicia para fins de defesa dos interesses da Sociedade em qualquer processo judicial ou administrativo, que poderão ser outorgadas por tempo indeterminado.”

III - OBJETO SOCIAL

3.1.            Deliberam as sócias alterar o objeto social da Sociedade, de modo que a Sociedade passe a desenvolver as atividades de prestação de serviços para desenvolvimento de produtos relacionados a dispositivos fotônicos de silício para transmissão de informações em alta velocidade através de rede .

3.2.            Diante da deliberação prevista no item 3.1 acima, a Cláusula 2º do Contrato Social passa a vigorar com a seguinte redação:

“Cláusula 2ª - O objeto social da Sociedade consiste na prestação de serviços para desenvolvimento de produtos relacionados a dispositivos fotônicos de silício para transmissão de informações em alta velocidade através de rede.”

IV.        ADEQUAÇÃO DE CLÁUSULAS E CONSOLIDAÇÃO DO CONTRATO SOCIAL.

4.1.            Deliberam as sócias, adicionalmente, promover a adaptação dos títulos do Contrato Social referentes à(s)(ao) (i) Reunião de Sócios, (ii) Conselho de Administração, (iii) Retirada, Exclusão e Morte, entre outros, tudo conforme nova redação consolidada do Contrato Social da Sociedade, dispensando as sócias a transcrição das cláusulas alteradas, optando pela consolidação direta do Contrato Social, conforme abaixo.

4.2.            Ratificam as sócias todas as demais disposições do Contrato Social, as quais permanecem inalteradas com relação ao seu teor.

4.3.            Tendo em vista as alterações do Contrato Social acima previstas, as sócias resolvem, por unanimidade, consolidar o Contrato Social da Sociedade conforme segue:

BRPHOTONICS PRODUTOS OPTOELETRÔNICOS LTDA.
NIRE  35.2.28048795
CNPJ/MF  19.455.907/0001-73

CONTRATO SOCIAL

Quadro de Sócios

FUNDAÇÃO CPqD - CENTRO DE PESQUISA E DESENVOLVIMENTO EM TELECOMUNICAÇÕES, pessoa jurídica de direito privado sem fins lucrativos, com sede na Rua Dr. Ricardo Benetton Martins s/nº, Parque Polo II de Alta Tecnologia, Município de Campinas, Estado de São Paulo, CEP 13086-510, inscrita no CNPJ/MF sob o nº. 02.641.663/0001-10, com Estatuto Social registrado no Primeiro Cartório de Registro Civil de Pessoa Jurídica de Campinas-SP, microfilmado sob o nº. 5529 em 23/12/2004; e

GigOptix, Inc., sociedade devidamente constituída e existente de acordo com as leis do Estado de Delaware, Estados Unidos da América, com sede em 2711 Centerville Road, Wilmington, New Castle County, Delaware, Estados Unidos da América, inscrita no CNPJ/MF sob nº 19.665.035/0001-78.

I - Denominação e Sede

Cláusula 1ª - A sociedade é organizada como sociedade empresária limitada sob a denominação de “BRPhotonics Produtos Optoeletrônicos LTDA”, com sede na Rua Doutor Ricardo Benetton Martins s/n.º, Pólo II de Alta Tecnologia,Município de Campinas, Estado de São Paulo, CEP 13086-510.

Parágrafo único - A Sociedade poderá abrir ou encerrar filiais, agências, escritórios ou subsidiárias em qualquer parte do território nacional ou internacional, mediante a aprovação das sócias de acordo com as disposições deste Contrato Social.

II - Objeto Social

Cláusula 2ª - O objeto social da Sociedade consiste na prestação de serviços para desenvolvimento de produtos relacionados a dispositivos fotônicos de silício para transmissão de informações em alta velocidade através de rede.

III - Prazo

Cláusula 3ª - A Sociedade existirá por um prazo de duração indeterminado.

IV - Capital Social

Cláusula 4ª - O capital social da Sociedade é de R$ 20.000,00 (vinte mil reais), dividido em 20.000 (vinte mil) quotas no valor nominal de R$ 1,00 (um real) cada, sendo 10.000 (dez mil) quotas, no valor total de R$ 10.000,00 (dez mil reais), já integralizadas em moeda corrente nacional, e 10.000 (dez mil) quotas, no valor total de R$ 10.000,00 (dez mil reais), a serem integralizadas até 31 de dezembro de 2014, assim distribuídas entre as sócias:

Sócia	Quotas a integralizar	Quotas integralizadas	Valor (R$)	Participação
Fundação CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações	200	10.000	10.200,00	51%
GigOptix, Inc	9.800	-	9.800,00	49%
TOTAL	10.200	10.000	20.000,00	100%

Parágrafo 1º - De acordo com o artigo 1.052 da Lei nº. 10.406/2002 (“Código Civil”), a responsabilidade das sócias é restrita ao valor de suas quotas.

Parágrafo 2º - Cada quota concede ao seu respectivo titular o direito a 1 (um) voto nas reuniões de sócios da Sociedade.

Parágrafo 3º - De acordo com o artigo 1.056 do Código Civil, as quotas da Sociedade são indivisíveis.

V - Reunião de Sócios

Cláusula 5ª - As reuniões de sócios serão convocadas a qualquer momento por qualquer das sócias ou pelo Conselho de Administração e serão realizadas nos horários que as sócias de tempos em tempos mutuamente acordarem ou conforme de outro modo determinado pela legislação aplicável.

Parágrafo 1º - Uma notificação por escrito deverá ser enviada a cada sócia relativamente a cada reunião de sócios, sendo que a notificação deverá especificar o local, data, horário e ordem do dia de tal reunião. Referida notificação deverá ser enviada por escrito com no mínimo 8 (oito) dias de antecedência da data prevista para realização da respectiva reunião de ócios. Mediante o consentimento unânime das sócias, a reunião de sócios poderá deliberar sobre outros assuntos que não tenham sido incluídos na ordem do dia. Será dispensada a notificação anteriormente prevista caso as sócias detentores da totalidade do capital social da Sociedade estiverem presentes à reunião de sócios.

Parágrafo 2º - As sócias poderão realizar as reuniões em qualquer local conforme acordado entre as sócias, incluindo através de teleconferência ou videoconferência.

Parágrafo 3º - Os quoruns aplicáveis às deliberações das reuniões de sócios serão aqueles previstos na legislação aplicável. Caso o quorum não seja atendido em uma reunião de sócios devidamente convocada, as sócias presentes postergarão tal reunião para uma nova data correspondente a, no mínimo, 5 (cinco) dias úteis posteriores à data inicialmente prevista, e prontamente enviarão uma notificação por escrito sobre a data, horário e local em que a nova reunião deverá ser conduzida.

Parágrafo 4º - Sem prejuízo das demais disposições deste Contrato Social, a reunião instalada em segunda convocação será validamente instaurada mediante a presença de qualquer número de sócias e as deliberações da ordem do dia (inclusive relativamente às matérias listadas na Cláusula 7ª) serão validamente tomadas mediante a aprovação da maioria dos votos de acordo com a legislação aplicável.

Parágrafo 5º - As sócias realizarão reuniões anuais em caráter ordinário até 30 de abril de cada ano para: (i) revisar as contas da administração e os balanços da Sociedade; (ii) nomear novos administradores, se aplicável; e (iii) decidir sobre a declaração ou pagamento de dividendos ou quaisquer outras distribuições.

Parágrafo 6º - As sócias e membros do Conselho de Administração poderão participar das respectivas reuniões por conferência telefônica ou por outros equipamentos de comunicação através dos quais todas as pessoas participantes da reunião possam ouvir umas as outras, sendo que por tal participação a pessoa será considerada como se estivesse presente pessoalmente na respectiva reunião.

Parágrafo 7º - As sócias ausentes poderão ser representados na reunião de sócios por um procurador constituído com poderes especiais e por um prazo máximo de 1 (um) ano, sendo certo que tal procurador deverá ser uma das sócias ou qualquer pessoa indicada pelas sócias.

Parágrafo 8º - As decisões tomadas pelas sócias nas reuniões de sócios deverão ser transcritas em atas, que deverão ser assinadas pelas sócias presentes na respectiva reunião. Caso as decisões devam produzir efeitos contra terceiros, as atas deverão ser registradas na Junta Comercial respectiva.

Cláusula 6ª - Exceto pelas matérias referidas na Cláusula 7ª deste Contrato Social e pelas matérias sobre as quais a legislação aplicável exija quorum maior, as deliberações das reuniões de sócios serão tomadas mediante a aprovação de sócias representando a maioria do capital social da Sociedade.

Cláusula 7ª - As deliberações relativas aos assuntos indicados abaixo serão tomadas em reunião de sócios da Sociedade e sua aprovação exigirá o voto de sócias representando no mínimo 75% (setenta e cinco por cento) das quotas da Sociedade:

(a)	a nomeação, destituição e remuneração dos membros do Conselho de Administração e diretores da Sociedade;

(b)	a aprovação de quaisquer contribuições cujo valor seja superior ao capital social da Sociedade;

(c)	a incorporação, fusão ou quaisquer outras combinações societárias envolvendo a Sociedade;

(d)	a liquidação, dissolução, recapitalização ou reorganização da Sociedade;

(e)	qualquer cessão em benefício de credores, protocolo de pedido de falência, recuperação judicial ou extrajudicial, submissão a qualquer tribunal para nomeação de administrador de falência ou recuperação judicial ou extrajudicial, ou ainda a nomeação de liquidante para a liquidação da Sociedade ou de uma parte substancial dos ativos da Sociedade, reajuste de débitos, dissolução ou liquidação em razão da legislação vigente aplicável;

(f)	qualquer modificação do objeto social da Sociedade ou sua sede;

(g)	sujeitas as demais disposições deste Contrato Social, qualquer declaração ou pagamento de dividendos ou sua distribuição com relação a qualquer rendimento da Sociedade;

(h)	a emissão/criação de novas quotas da Sociedade;

(i)	o resgate ou aquisição das próprias quotas;

(j)	a nomeação de um liquidante para a Sociedade;

(k)	a admissão de qualquer pessoa ou entidade como sócia da Sociedade;

(l)	qualquer alteração, modificação ou renúncia a qualquer ato societário da Sociedade, incluindo este Contrato Social;

(m)	qualquer matéria submetida às sócias pelo Conselho de Administração em razão de empate do Conselho de Administração, conforme a Cláusula 13, Parágrafo Único deste Contrato Social; e

(n)	a constituição de qualquer subsidiária ou joint venture.

VI - Administração

Cláusula 8ª - A sociedade será administrada por um Conselho de Administração e pelos Diretores. Os negócios e assuntos da Sociedade serão geridos e conduzidos pelos Diretores, eleitos nos termos deste Contrato Social, os quais deverão respeitar o disposto na legislação aplicável e neste Contrato Social.

Cláusula 9ª - É vedado às sócias, diretores e procuradores, a prática de quaisquer atos a favor ou em nome da Sociedade que não sejam relacionados ao objeto social da Sociedade. Quaisquer atos que resultem em gravames sobre quaisquer ativos da Sociedade em benefício dos interesses pessoais dos diretores e/ou de terceiros, ou que envolvam transações que não relacionadas ao objeto social da Sociedade, serão nulas e ineficazes, exceto se expressamente aprovados ou ratificados pelo órgão competente de acordo com os termos deste Contrato Social. Quaisquer pessoas envolvidas nos atos mencionados acima serão responsabilizadas pessoalmente.

VII - Conselho de Administração

Cláusula 10 - O Conselho de Administração será constituído por 4 (quatro) pessoas naturais, eleitas pelas sócias em ato separado para um mandato de 2 (dois) anos, sendo permitida a reeleição.Parágrafo 1º - O cargo de membro do Conselho de Administração vago em razão de morte, renúncia, destituição ou qualquer outra causa deverá ser preenchido pela reunião de sócios em até 30 (trinta) dias da data da vacância.

Parágrafo 2º - Qualquer membro poderá renunciar a seu cargo a qualquer tempo mediante notificação à Sociedade, sendo que a renúncia produzirá efeitos a partir do recebimento de da respectiva notificação pela Sociedade, ficando certo que, exceto se de outro modo especificado, a aceitação de tal renúncia não será necessária para torná-la efetiva. Qualquer membro do Conselho de Administração poderá ser destituído a qualquer tempo, com ou sem justa causa pela aprovação da reunião de sócios.

Parágrafo 3º - Caso qualquer membro do Conselho de Administração seja residente e domiciliado no exterior, a sua investidura estará sujeita à outorga de procuração para uma pessoa natural residente e domiciliada no Brasil, concedendo a essa pessoa poderes para receber citação a favor de tal membro.

Cláusula 11 - O Conselho de Administração deverá realizar reuniões ordinárias em uma periodicidade quadrimestral no horário e local a ser determinado pelo Conselho de Administração. Reuniões extraordinárias do Conselho de Administração poderão ser convocadas a qualquer por qualquer membro. Exceto se houver renúncia de todos os membros por escrito (anteriormente a respectiva reunião), deverá ser enviada convocação prévia e por escrito, quer pessoalmente, por fac-símile ou correio internacional, à reunião do Conselho de Administração com no mínimo 15 (quinze) dias úteis de antecedência à data da respectiva reunião, sendo que tal convocação deverá especificar o local, data, horário e ordem do dia da respectiva reunião. A convocação por escrito à reunião não precisará ser enviada a eventual membro que concorde, seja anterior ou posteriormente a respectiva reunião, a renunciar a esta convocação escrita. A presença de um membro na reunião constituirá em renúncia à convocação por escrito à respectiva reunião, exceto quando tal membro participe da reunião com o objetivo explícito de se opor à sua instalação ou a qualquer deliberação em razão de tal reunião não ser sido devidamente convocada.

Parágrafo 1º - Cada membro do Conselho de Administração terá o direito a 1 (um) voto nas reuniões do Conselho de Administração.

Parágrafo 2º - O membro do Conselho de Administração que não puder comparecer pessoalmente por qualquer motivo poderá (a) participar na reunião do Conselho de Administração conferência telefônica ou por outros equipamentos de comunicação através dos quais todas as pessoas participantes da reunião possam ouvir umas as outras, sendo que por tal participação a pessoa será considerada como se estivesse presente pessoalmente na respectiva reunião; (b) de acordo com a legislação aplicável e com este Contrato Social, outorgar procuração para (i) outro membro do Conselho de Administração eleito pelo mesmo sócio que elegeu tal membro ou (ii) outro individuo aprovado pelo sócio que elegeu tal membro, para servir como seu suplente para os fins da respectiva reunião mediante o envio de notificação por escrito para a Sociedade e demais sócias, sendo que, em qualquer dos casos acima, o membro que não puder comparecer à reunião será devidamente representado na respectiva reunião, bem como o outro membro do Conselho de Administração ou o suplente (conforme aplicável) poderá exercer o direito de voto a favor do membro representado sobre qualquer matéria objeto de decisão de tal reunião.

Cláusula 12 - Nenhuma decisão poderá ser tomada em reunião do Conselho de Administração exceto se ao menos 3 (três) membros do Conselho de Administração estiverem presentes. No caso deste quorum não ser atingido, os membros presentes postergarão tal reunião para uma nova data correspondente a no mínimo 5 (cinco) dias úteis posteriores da data inicialmente prevista, e prontamente enviarão uma notificação por escrito sobre a data, horário e local em que a reunião deverá ser conduzida.

Parágrafo 1º - Sem prejuízo das demais disposições deste Contrato Social, caso ao menos 2 (dois) membros deixem de comparecer em 3 (três) reuniões consecutivas do Conselho de Administração que tenham sido devidamente convocadas, então (i) a reunião será validamente instalada em terceira convocação sem qualquer quorum; e (ii) qualquer deliberação (inclusive relativamente às matérias listadas na Cláusula 7ª) da ordem do dia será validamente tomada mediante a aprovação da maioria dos votos dos membros presentes.

Parágrafo 2º - Apenas as matérias especificadas na ordem do dia da reunião do Conselho de Administração serão discutidas na respectiva reunião, exceto se todos os seus membros concordem incluir outras matérias na ordem do dia.

Parágrafo 3º - Qualquer decisão que deva ou possa ser tomada em reunião de Conselho de Administração poderá ser tomada sem a realização de reunião, sem a convocação prévia e sem o voto presencial caso um voto escrito, especificando todas as decisões, seja assinado por todos os membros do Conselho de Administração. O voto escrito elaborado de acordo com este parágrafo deverá ser protocolado com as atas dos trabalhos do Conselho de Administração.

Parágrafo 4º - O Conselho de Administração manterá um livro de registro de atas em que deverão ser registrados (i) com relação a cada reunião do Conselho de Administração, a data, horário e local de tal reunião, seja ordinária ou extraordinária (e se extraordinária, como foi convocada), os nomes dos membros presentes e os trabalhos conduzidos; e (ii) todos os atos aprovados por voto escrito nos termos do Parágrafo 3º anterior.

Cláusula 13 - O Conselho de Administração decidirá mediante o voto da maioria simples dos membros. Adicionalmente às matérias que eventualmente as sócias decidam sujeitar ao Conselho de Administração, as seguintes matérias deverão ser decididas pelo Conselho de Administração:

(a)	a definição da estratégia geral da Sociedade e de suas subsidiárias, para monitorar o desenvolvimento de tal estratégia e orientar os diretores;

(b)	a revisão, aprovação e modificação das estratégias empresariais da Sociedade;

(c)	a revisão e aprovação do orçamento anual da Sociedade, bem como a supervisão e acompanhamento do orçamento anual da Sociedade;

(d)	exceto se já aprovado no orçamento trimestral da Sociedade, a celebração pela Sociedade de qualquer acordo (ou qualquer aditivo, renúncia ou modificação subsequente): (i) cuja outra parte seja sócio ou parte relacionada; (ii) cujo valor principal dos pagamentos ou a que a Sociedade de outro modo se responsabilize seja superior ao valor correspondente US$ 10.000,00 (dez mil dólares dos Estados Unidos da América) em moeda corrente nacional; (iii) que possa restringir a habilidade da Sociedade de competir no Brasil ou em qualquer outro local do mundo; (iv) que possa causar a Sociedade a descumprir quaisquer de suas obrigações assumidas em outros contratos por ela celebrados; (v) com empresa que seja competidora de quaisquer das sócias, ou suas respectivas afilias ou partes relacionadas; (vi) que envolva qualquer direito intelectual que seja substancial à Sociedade;

(e)	celebração pela Sociedade de qualquer parceria estratégica;

(f)	qualquer aquisição, investimento, ou liquidação de um investimento em uma pessoa ou negócio (que não os ativos adquiridos no curso normal dos negócios da Sociedade), incluindo investimentos minoritários ou acordos de joint venture pela Sociedade;

(g)	assunção de dívidas, incluindo leasings financeiros, garantias, ônus, gravames e outras obrigações similares, cujo valor principal seja superior ao valor correspondente a US$ 10.000,00 (dez mil dólares dos Estados Unidos da América) em moeda corrente nacional, exceto se já aprovado no orçamento trimestral da Sociedade;

(h)	assunção de quaisquer empréstimos, adiantamentos ou garantias a favor de qualquer pessoa, que não no curso normal dos negócios da Sociedade;

(i)	transferência (conforme definida pela Cláusula 15 abaixo) de quaisquer ativos relevantes da Sociedade que não no curso normal dos negócios da Sociedade; e

(j)	a realização de acordo ou compromisso em qualquer litígio (incluindo litígio com medida cautelar ou processo penal) cujo valor, quando considerado em conjunto com todos os valores relacionados ao acordo ou compromisso, seja superior ao valor correspondente a US$ 10.000,00 (dez mil dólares dos Estados Unidos da América) em moeda corrente nacional, ou para iniciar qualquer litígio envolvendo quantia superior ao valor correspondente a US$ 10.000,00 (dez mil dólares dos Estados Unidos da América) em moeda corrente nacional.

Parágrafo único - No caso de empate, nas decisões, a matéria deverá ser submetida às sócias, que deverão realizar uma reunião para revisar a matéria.

VIII - Diretores

Cláusula 14 - Compete aos administradores a representação da Sociedade, em juízo e fora dele, bem como a prática de todos e quaisquer atos necessários ao seu regular funcionamento, os quais deverão observar, no exercício de sua função, a determinação de políticas e negócios fixados pelo Conselho de Administração da Sociedade. A Sociedade terá até 3 (três) administradores, que serão nomeados e poderão ser destituídos, a qualquer tempo, pelas sócias conforme a Cláusula 7ª(a) deste Contrato Social. Um dos administradores terá a designação de Diretor Presidente, e os demais de Diretor. Diretor Presidente e os demais, se houver, serão designados em conjunto Diretores.

Parágrafo 1º - A Sociedade é administrada pelo Diretor Presidente Sr. Julio César Rodrigues Fernandes de Oliveira, brasileiro, casado, engenheiro, portador da cédula de identidade RG nº. 2445690 (SSP/PB) e inscrito no CPF/MF sob o nº. 034.687.214-63, com endereço profissional no Município de Campinas, Estado de São Paulo na Rua Doutor Ricardo Benetton Martins s/n, Polo II de Alta Tecnologia, CEP 13086-902.

Parágrafo 2º - Os Diretores terão os poderes e autoridade conforme as atribuições que lhes forem determinadas na legislação aplicável e neste Contrato Social.

Parágrafo 3º - Os Diretores deverão ser residentes no Brasil e terão mandato por tempo indeterminado.

Parágrafo 4º - A Sociedade será validamente representada mediante as assinaturas:

(i)	de 2 (dois) Diretores em conjunto;

(ii)	do Diretor Presidente ou de 1 (um) Diretor, em conjunto com 1 (um) procurador; ou

(iii)	de 2 (dois) procuradores agindo em conjunto.

Parágrafo 5º - Sem prejuízo do disposto nas Cláusulas 7ª e 13 deste Contrato Social, os Diretores terão poderes e estarão autorizados a realizar quaisquer atos e assinar quaisquer documentos pela qual a Sociedade se obrigue, inclusive (porém não se limitando) a abrir e operar contas bancárias, realizar operações de crédito, dar aceite ou endossar de títulos, firmar contratos de compra, venda ou locação de bens móveis ou imóveis, e assinar outros documentos relacionados à Sociedade, inclusive cheques. É expressamente vedado aos Diretores, no entanto, assumir quaisquer obrigações a favor de qualquer das sócias, bem como estabelecer ônus ou dispor de qualquer bem imóvel ou ativo permanente da Sociedade sem o consentimento prévio das sócias de acordo com a Cláusula 13 deste Contrato Social.

Parágrafo 6º - As procurações deverão ser assinadas por 2 (dois) Diretores e outorgadas com poderes especiais. As procurações não poderão ter prazo superior a 1 (um) ano, exceto pelas procurações com poderes ad judicia para fins de defesa dos interesses da Sociedade em qualquer processo judicial ou administrativo, que poderão ser outorgadas por tempo indeterminado.

IX - Cessão e Transferência de Quotas

Cláusula 15 - Exceto se de outro modo determinado neste Contrato Social ou no Acordo de Quotistas, nenhum sócio terá o direito de, quer voluntariamente ou involuntariamente, transferir, doar, vender, ceder, penhorar, onerar, hipotecar, conceder em garantia ou, por qualquer outro modo, dispor, seja através uma ou várias transações sucessivas (“Transferência”), todas ou parte de suas quotas sem o consentimento prévio e por escrito das demais sócias. Se, não obstante as disposições desta Cláusula, todas ou parte das quotas de um sócio forem transferidas em violação a esta Cláusula, involuntariamente, por força de lei ou por outro motivo, o cessionário de tais quotas não será admitido pela Sociedade como sócio, exceto se cada uma das sócias aprovarem por escrito sobre sua admissão, sendo certo que a aprovação ou reprovação ficará a critério exclusivo de cada sócio. Qualquer Transferência consumada ou tentada de todas ou parte das quotas de uma das sócias em violação a esta Cláusula será nula de pleno direito e não produzirá quaisquer efeitos.

Cláusula 16 - As restrições previstas na Cláusula 15 acima não serão aplicáveis às Transferências para empresas controladas por qualquer das sócias.

X - Dissolução e Liquidação da Sociedade

Cláusula 17 - A Sociedade será dissolvida e seus negócios serão terminados na ocorrência de quaisquer dos seguintes eventos:

(a)	a qualquer tempo, mediante o consentimento por escrito das sócias;

(b)	em caso de inadimplência de um sócio para integralizar os valores correspondentes à sua quota, a critério do sócio adimplente;

(c)	em caso de cessão pela Sociedade a benefício de credores, a apresentação de pedido de falência, submissão a qualquer tribunal para nomeação de administrador de falência, recuperação judicial ou extrajudicial, ou a liquidação da Sociedade ou de parte substancial dos ativos da Sociedade.

Cláusula 18 - Diante da dissolução da Sociedade pelas hipóteses descritas na Cláusula 17 “a” e “b”, os negócios da Sociedade serão encerrados por um liquidante a ser escolhido pelas sócias conforme a Cláusula 7 acima. O liquidante terá plenos poderes e autoridade para vender, ceder, onerar todos e quaisquer ativos da Sociedade e dissolver e liquidar os negócios da Sociedade.

Cláusula 19 - A dissolução e liquidação da Sociedade causada por qualquer motivo, não eximirá as sócias de qualquer responsabilidade ou obrigação que ao tempo da dissolução ou liquidação já existia ou que, posteriormente, venha a existir em razão de qualquer ação ou omissão de qualquer sócio realizada antes da dissolução ou liquidação da Sociedade.

XI - Retirada, Exclusão e Falecimento De Sócio

Cláusula 20 - A retirada ou exclusão de qualquer das sócias, não acarretará na dissolução da Sociedade que, a critério do sócio remanescente poderá continuar com a operação regular da Sociedade.

Parágrafo único - O sócio que cometer falta grave poderá ser excluído judicialmente da Sociedade, devendo a sua respectiva quota ser liquidada na mesma forma a condições previstas para a retirada.

Cláusula 21 - Qualquer sócio poderá retirar-se da Sociedade mediante envio de notificação às demais sócias e à Sociedade declarando sua intenção de voluntariamente se retirar da Sociedade, depois de 90 (noventa) dias a contar da data de entrega de aludida notificação. Cada uma das demais sócias concorda, caso venham a ser notificados nos termos desta Cláusula, em fazer com que a Sociedade promova a retirada do sócio, com o cancelamento das respectivas quotas e restituição ao sócio retirante do valor patrimonial das quotas, conforme venha a ser apurado em balanço especialmente levantado para este fim na data da retirada, a ser pago no prazo de 24 (vinte e quatro) meses após tal retirada.

XII - Exercício Social e Distribuição de Lucros

Cláusula 22 - O exercício social se inicia em 1º de Janeiro e se encerra no dia 31 de dezembro de cada ano, data em que as demonstrações financeiras exigidas por lei serão levantadas e submetidas à aprovação das sócias.

Parágrafo 1º - As sócias dividirão eventuais prejuízos incorridos pela Sociedade, e distribuirão eventuais lucros da Sociedade na proporção de suas respectivas participações na Sociedade quando da decisão de distribuição, sendo certo que serão distribuídos no mínimo 25% (vinte e cinco por cento) do lucro líquido, a título de dividendos.

Parágrafo 2º - Sem prejuízo das exigências legais, as sócias poderão aprovar a distribuição de lucros baseando-se em balanços levantados, em período inferior a 12 (doze) meses especificamente para esta finalidade, desde que não haja qualquer prejuízo aos negócios da Sociedade.

Cláusula 23 - As sócias em reunião de sócios poderão também decidir pagar juros sobre capital próprio e considerar os valores pagos sob juros de capital próprio como distribuição de dividendos.

XIII - Acordo de Quotistas

Cláusula 24 - A Sociedade estará sujeita aos acordos firmados entre as sócias relativamente à compra e venda de quotas, direitos de preferência e/ou exercício de direito de voto desde que registrados na sede da Sociedade, conforme determinado pelo Art. 118 da Lei nº 6.404/76 (“Acordo de Quotistas”). Em caso de eventuais conflitos entre as disposições deste Contrato Social e o Acordo de Quotistas, as disposições do Acordo de Quotistas prevalecerão. As sócias exercerão todos os votos e outros direitos e poderes a eles disponíveis para dar efeito às disposições do Acordo de Quotistas, e providenciarão eventuais aditivos a este Contrato Social que sejam necessários para dar efeitos às disposições do Acordo de Quotistas.

XIV - Disposições Finais

Cláusula 25 - Eventuais eventos que não estejam previstos neste Contrato Social serão regidos pelas disposições do Código Civil relativamente às sociedades empresárias limitadas, e supletivamente pelas disposições da Lei nº. 6.404/1976 conforme alterações subsequentes aplicáveis.

Cláusula 26 - Todas as disputas não resolvidas serão submetidas e finalmente resolvidas por arbitragem de acordo com as leis de mediação e arbitragem da Câmara de Comércio Brasil-Canadá (“CCBC”), no contexto de uma arbitragem conduzida pela CCBC, por 3 (três) árbitros.

XV - Declaração de Desimpedimento

Cláusula 27 - O Diretor Presidente declara, sob as penas da lei, que não está impedido de exercer a administração da Sociedade, por lei especial, em virtude de condenação criminal, ou por se encontrar sob os efeitos dela a pena que vede, ainda que temporariamente, o acesso a cargos públicos, ou por crime falimentar, de prevaricação, peita ou suborno, concussão, peculato, ou contra a economia popular, contra o sistema financeiro nacional, contra normas de defesa concorrência, contra as relações de consumo, fé publica ou a propriedade.

E por assim estarem justas e contratadas, assinam o presente Contrato Social em 3 (três) vias de igual teor e forma, para que produza os efeitos legais.

Campinas/SP, 10 de fevereiro de 2014.

Sócio:

/s/ Hélio Marcos Machado Graciosa
FUNDAÇÃO CPqD - CENTRO DE PESQUISA E DESENVOLVIMENTO EM TELECOMUNICAÇÕES Hélio Marcos Machado Graciosa - Presidente

Sócia Ingressante:

/s/ Natália Cibele Correia da Silva /s/ Darcio Siqueira de Sousa
GigOptix, Inc p/p: Natália Cibele Correia da Silva / Darcio Siqueira de Sousa

Sócios Retirantes:

/s/ Julio Cezar Rodrigues Martorano	/s/ Carlos Eduardo Salla
Julio Cezar Rodrigues Martorano	Carlos Eduardo Salla

Diretor Presidente:

/s/ Julio César Rodrigues Fernandes de Oliveira
Julio César Rodrigues Fernandes de Oliveira

Testemunhas:

Nome:	Nome:
RG:	RG:

BRPHOTONICS PRODUTOS OPTOELETRÔNICOS LTDA.
NIRE  35.2.28048795
CNPJ/MF  19.455.907/0001-73

1st AMENDMENT TO THE ARTICLES OF ASSOCIATION

This agreement is entered by and between the parties below indicated:

FUNDAÇÃO CPqD - CENTRO DE PESQUISA E DESENVOLVIMENTO EM TELECOMUNICAÇÕES, a nonprofit private legal entity, with its registered offices in the city of Campinas, State of São Paulo at Rua Dr. Ricardo Benetton Martins s/n, Parque Polo II de Alta Tecnologia - CEP 13086-510, enrolled with the National Registry of Legal Entities (“CNPJ/MF”) under No. 02.641.663/0001-10, with its Bylaws duly registered before the 1st Registry of Legal Entities of the city of Campinas, State of São Paulo, under no. 5529 on 12/23/2004, herein duly represented by its President, Mr. Hélio Marcos Machado Graciosa, a Brazilian citizen, married, engineer, enrolled before CREA under No. 19.370-0, with offices in the City of Campinas, State of São Paulo, at Rua Doutor Ricardo Benetton Martins s/n, Polo II de Alta Tecnologia, CEP 13086-902, Jardim Paraíso, bearer of the identification card (RG) No. 1.995.913-9-SSP/RJ and enrolled before the Registry of Individual Taxpayers’ Registry issued by the Ministry of Finance (CPF/MF) under No. 239.045.427-53;

JULIO CEZAR RODRIGUES MARTORANO, Brazilian, divorced, pesquisador de telecomunicações, bearer of the identification card (RG) No. 9.962.500 (SSP-SP) and enrolled before the Registry of Individual Taxpayers’ Registry issued by the Ministry of Finance (CPF/MF) under No. 081.561.288-50, with offices in the City of Campinas, State of São Paulo, at Rua Doutor Ricardo Benetton Martins s/n, Polo II de Alta Tecnologia, CEP 13086-902; and

CARLOS EDUARDO SALLA, Brazilian, married, mathematician, bearer of the identification card (RG) No. 13.292.325-7 (SSP-SP) and enrolled before the Registry of Individual Taxpayers’ Registry issued by the Ministry of Finance (CPF/MF) under No. 068.626.318-96, with offices in the City of Campinas, State of São Paulo, at Rua Doutor Ricardo Benetton Martins s/n, Polo II de Alta Tecnologia, CEP 13086-902;

owners of all quotas representing the corporate capital of the limited liability company named BRPhotonics Produtos Optoeletrônicos LTDA., with its headquarters in the City of Campinas, State of São Paulo, at Rua Doutor Ricardo Benetton Martins s/nº. - Polo II de Alta Tecnologia, CEP 13086-510, enrolled before CNPJ/MF under No. 19.455.907/0001-73 (the “Company”), with its corporate documents duly registered before the Board of Trade of the State of São Paulo (JUCESP) under NIRE 35.2.28048795, on December 30, 2013 (“Articles of Association”);

hereby duly agree to deliberate, amend and consolidate the Articles of Association according to the following terms and conditions:

I - ASSIGNMENT AND TRANSFER OF QUOTAS; CORPORATE CAPITAL’S INCREASE

1.1.            The quotaholders Julio Cezar Rodrigues Martorano and Carlos Eduardo Salla (as qualified herein) assigns and transfer to the quotaholder Fundação CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações (as qualified herein), for free and in an irrevocable and irretractable basis, the totality of their quotas in the Company’s corporate capital equivalent to twenty (20) quotas, which are subscribed and fully paid up in Brazilian currency, with the par value of one Real (R$ 1.00) each, corresponding to twenty Reais (R$ 20.00), provided that with such assignment and transferring the quotaholder CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações will own all the quotas representing Company’s corporate capital.

1.1.1              The former quotaholders, Julio Cezar Rodrigues Martorano and Carlos Eduardo Salla, on one hand, and the quotaholder CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações, on the other hand, mutually grant to each other full, general, irrevocable and irreversible acquittance with regards to the assignment and transferring of the quotas as established in section 1.1 herein, so the parties cannot require or request, in or out of Court, at any time and title, the payment of any compensation in connection therewith.

1.2.            Upon the assignment and transferring verified in section 1.1 herein, the quotaholder Fundação CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações admits as a Company’s new quotaholder GigOptix, Inc., a company duly organized and existing under the laws of the State of Delaware, with its registered offices at 2711 Centerville Road, Wilmington, New Castle County, Delaware, U.S.A. (“GigOptix”)., enrolled before CNPJ/MF under No. 19.665.035/0001-78, herein represented by its attorneys-in-fact, (i) Mrs. Natália Cibele Correia da Silva, Brazilian, single, attorney at law, enrolled with the Individual’s Taxpayers’ Registry of the Ministry of Finance (CPF/MF) under No. 316.825.008-29 and with the State of São Paulo Section of the Brazilian Bar Association (“OAB/SP”) under No. 290.416, and (ii) Mr. Darcio Siqueira de Sousa, Brazilian, married, attorney-at-law, enrolled with the CPF/MF under No. 157.093.498-36 and with the OAB/SP under No. 240.530, all of whom are resident and domiciled in the City of São Paulo, in the State of São Paulo, with offices at Rua Líbero Badaró No. 293, 27th floor, suites C and D (power of attorney attached hereto)

1.3.            The quotaholder Fundação CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações and the new quotaholder GigOptix, Inc. (as qualified herein) decides to increase Company’s corporate capital in ten thousand Reais (R$ 10,000.00) with the subscription of ten thousand (10,000) new quotas representing Company’s corporate capital with the par value of one Real (R$ 1.00) each, as follows:

(a)	the quotaholder Fundação CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações subscribes two hundred (200) quotas with the par value of one Real (R$ 1.00) each, corresponding to two hundred Reais (R$ 200.00), to be paid up in goods and/or Brazilian currency until December 31, 2014; and

(b)	the quotaholder GigOptix, Inc. subscribes nine thousand and eighty hundred (9,800) quotas with the par value of one Real (R$ 1.00) each, corresponding to nine thousand and eighty hundred Reais (R$ 9,800.00), to be paid up in goods and/or Brazilian currency until December 31, 2014.

1.4.            As a consequence of the increase of Company’s corporate capital established in section 1.3 herein, Company’s current corporate capital equivalent to ten thousand Reais (R$ 10,000.00) is increased to twenty thousand Reais (R$ 20,000.00), represented by twenty thousand (20,000) quotas with the par value of one Real (R$ 1.00) each, provided that ten thousand (10,000) quotas are already paid up in Brazilian currency, and ten thousand (10,000) quotas with the par value of one Real (R$ 1.00) each to be paid up until December 31, 2014.

1.5.            As a consequence of sections 1.1 to 1.4 herein, the Article 4 of the Articles of Association is amended as follows:

“Article 4 - The corporate capital of the Company is twenty thousand Reais (R$ 20,000.00), divided into twenty thousand (20,000) quotas with a par value of R$ 1.00 (one real) each, provided that ten thousand (10,000) quotas equivalent to ten thousand Reais (R$ 10,000.00) is already paid up in Brazilian currency, and ten thousand (10,000) quotas equivalent to ten thousand Reais (R$ 10,000.00) shall be paid up until December 31, 2014, according to the following:

Quotaholder	Quotas to be paid up	Quotas paid up	Value (R$)	Interest
Fundação CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações	200	10,000	10,200.00.00	51%
GigOptix, Inc.	9,800	-	9,800.00.00	49%
TOTAL	10,200	10,000	20,000.00	100%

Paragraph 1 - In accordance with Article 1,052 of Law No. 10,406/2002, the liability of the quotaholders is limited to the amount of the quotas they hold.

Paragraph 2 - Each quota shall correspond to one (1) vote at the quotaholders’ meetings.

Paragraph 3 - In accordance with Article 1,055 of Law No. 10,406/2002, the quotas of the Company are indivisible.”

II - ADMINISTRATION

2.1.        The quotaholders resolve to change the Company’s administration, which shall be conducted for a Board of Directors and by the Officers.

2.2.        As a consequence of section 2.1 above, the quotaholders resolve to create a Board of Directors which shall consist of four (4) members appointed by the quotaholders in a separate document/act, for a mandate of two (2) years, provided that each quotaholder may appoint and nominate two (2) members of the Board of Directors.

2.3.        The Company shall have up to three (3) officers appointed by the quotaholders, at any time, for an undetermined period. One of the officers shall be designated as Chief Executive Officer, and the others, if applicable, shall be individually designated as Officer. The Chief Executive Officer and the others, if applicable, shall be jointly designated as Officers.

2.4.        The quotaholder resolve to appoint as Chief Executive Officer Mr. Julio César Rodrigues Fernandes de Oliveira, Brazilian, married, engineer, bearer of the identity card (RG) No. 2445690 (SSP/PB) and enrolled before the Registry of Individual Taxpayers’ Registry issued by the Ministry of Finance (CPF/MF) under No. 034.687.214-63, with offices in the City of Campinas, State of São Paulo, at Rua Doutor Ricardo Benetton Martins s/n, Polo II de Alta Tecnologia, CEP 13086-902.

2.5.        The Chief Executive Officer appointed herein hereby declares under the penalties of law, that they are not prevented from exercising the Company’s management, due to any special law, or due to criminal condemnation, as established in Article 1,011, paragraph 1º, of the Brazilian Civil Code.

2.6.        As a consequence of sections 2.1 to 2.5 herein, the Chapter VI, Chapter VII and Chapter VIII of the Articles of Association, related to the Company’s Administration, Board of Directors and Officers are amended as follows:

“VI - Management

Article 8 - The Company shall be managed by the Board of Trade and the officers. The Company’s business and affairs shall be managed and conducted by the officers elected as established in this Articles of Association, who shall obey the applicable legislation and this Articles of Association.

Article 9 - None of the quotaholders, managers, or attorneys-in-fact may perform acts on behalf of or in the name of the Company outside the Company’s purpose. Any acts which result in any encumbrances on any of the Company’s assets to the benefit of personal interests or interests of third parties or which involve transactions outside the Company’s purpose will be null and void, unless expressly approved by the competent body according to the terms of these Articles of Association. Any persons involved in said acts will be held personally liable.

VII - Board of Directors

Article 10 - The Board of Directors shall consist of four (4) members elected by the Quotaholders for a term in office of two (2) years, reelection permitted.

Paragraph 1 - A vacancy on the Board of Directors because of death, resignation, removal or any other cause shall be filled by the quotaholders’ meeting within thirty (30) days from the date of the vacancy.

Paragraph 2 - Any member may resign at any time by so notifying the Company and such resignation shall take effect upon receipt of such notice by the Company, and unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. Any member of the Board of Director may be removed at any time, with or without cause, by the quotaholders’ meeting.

Paragraph 3 - Should any member of the Board of Directors be resident and domiciled abroad, his or her investiture shall be conditioned to the granting of a power-of-attorney to an individual resident and domiciled in Brazil, authorizing such person to receive service of process and summons on his or her behalf.

Article 11 - The Board of Directors shall hold ordinary meetings on a quarterly basis at such time and place as shall be determined by the Board of Directors. Special meetings of the Board of Directors may be called at any time by any member. Unless waived by all of the members in writing (before or after a meeting), prior written notice, either personally, by facsimile or by international mail, of any meeting of the Board of Directors shall be given to each member at least fifteen (15) business days before the date of such meeting, which notice shall specify the place, date, time and purpose of the meeting. Written notice of any meeting need not be given to any member who shall agree, either before or after such meeting, to a waiver of such written notice. Attendance of a member at a meeting shall constitute a waiver of notice of such meeting, except when the member attends the meeting for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not properly called or convened.

Paragraph 1 - Each member of the Board of Director shall have the right to one (1) vote at the meetings of the Board of Directors.

Paragraph 2 - Any member of the Board of Directors unable to attend in person for any reason may (A) participate in a meeting of the Board of Directors or by telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear one another, and such participation shall constitute presence in person at such meeting or, (B) in accordance with the applicable law and these Articles of Association, give a proxy to (i) another member of the Board of Directors designated by the same quotaholder that appointed such member or (ii) another individual approved by the quotaholder that appointed such member, to serve as its alternate for the purposes of such meeting by giving written notice thereof to the Company and the other quotaholders  and, in either case, the member unable to attend the meeting shall be deemed to be represented at such meeting, and the other member of the Board of Directors or the appointed alternate member, as applicable, shall be entitled to vote on behalf of such represented member on any decision on the agenda of such meeting.

Article 12 - No decision may be taken at a meeting of the Board of Directors unless at least three (3) members of the Board of Directors are present. In case of lack of quorum, the members present shall adjourn the meeting to a time not less than five (5) business days from the time of such adjournment, and shall promptly give written notice to the members of the Board of Directors of the time and place at which the meeting shall reconvene to the members.

Paragraph 1 - Notwithstanding any other provision herein, if at least two (2) members fail to be present at three (3) consecutive duly called meetings of the Board of Directors, then (i) the third such meeting may be validly held without a quorum and (ii) any decision (including in respect of any matters listed in Article 13 on the agenda may be validly taken at such meeting at the simple majority vote of the members present or duly represented.

Paragraph 2 - Only the matters on the agenda of a meeting of the Board of Directors shall be discussed at such meeting, unless all its members agree otherwise.

Paragraph 3 - Any decision required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the decisions, is signed by all of the directors. A written consent delivered pursuant to this Paragraph shall be filed with the minutes of the proceedings of the Board of Directors.

Paragraph 4 - The Board of Directors shall keep a book of minutes in which there shall be recorded (i) with respect to each meeting of the Board of Directors the time and place of such meeting, whether regular or special (and if special, how called), the names of those present and the proceedings thereof and (ii) all of its actions by written consent.

Article 13 - The Board of Directors shall decide upon a simple majority vote of the members. In addition to any other matters that the quotaholders may decide to submit to the Board of Directors, the following matters shall be decided by the Board of Directors:

(a)	the definition of the general strategy for the Company and for its subsidiaries, in order to monitor the development of such strategies and orientate the officers;

(b)	review, approval and modifications to the Company’s corporate strategies;

(c)	approval and review of the annual budget of Company, and supervision and control of the execution of the budget;

(d)	except if approved in the Company’s quarterly budget, entry (or any subsequent amendment, waiver or other modification) by the Company into any agreement: (i) with a quotaholder or a quotaholder’s related party, (ii) providing for payments to or liability for the Company in an aggregate principal amount in excess of the corresponding amount in Reais of ten thousand US Dollars (US$ 10,000.00); (iii) that may restrict the ability of the Company to compete in Brazil or anywhere in the world, (iv) that may cause the Company to breach any of the Company’s obligations under any agreements it has entered into, (v) with a competitor of either quotaholder or any of their respective affiliates or related parties, (vi) involving any intellectual property rights that are material to the Company.

(e)	entry by the Company into any strategic partnership arrangement;

(f)	any acquisition of, or investment in, or the liquidation of any investment in, any other person or business (other than assets acquired in the ordinary course of business), including, a minority investment or joint venture arrangements by the Company;

(g)	the incurrence of indebtedness, including capital leases, guarantees, liens, encumbrances and other similar obligations, in an aggregate principal amount in excess of the corresponding amount in Reais of ten thousand US Dollars (US$ 10,000.00), except if approved in the Company’s quarterly budget;

(h)	the making of any loans, advances to or guarantees for the benefit of any person, not in the ordinary course of business of the Company;

(i)	Transfer (as defined in Section 15 below) of any significant assets of the Company outside the ordinary course of business; and

(j)	the settlement or compromise of any litigation claims (including litigation seeking injunctive relief or criminal proceedings) for an amount, that when taken together with any related settlement, is in excess of the corresponding amount in Reais of ten thousand US Dollars (US$ 10,000.00), or the commencement of any such claims involving a superior amount of the corresponding amount in Reais of ten thousand US Dollars (US$ 10,000.00).

Sole Paragraph – In case of a decision deadlock, the matter should be submitted to the quotaholders who shall convene a meeting to review the matter.

VIII - Officers

Article 14 - It is entitled to the officers of the Company’s representation, in court or not, as well as the practice of all actions deemed necessary to the Company’s regular operation, who shall, during the exercise of their roles, follow the determination of politics and businesses settled by the Board of Directors. The Company shall have three (3) officers, who shall be appointed and may be removed at any time by the quotaholders as determined in Article 7(a) of these Articles of Association. One of the officers shall be designated as Chief Executive Officer, and the others, if any, individually Director. Chief Executive Officer and the others, if any, shall be jointly referred to as Directors.

Paragraph 1 - The Company is administrated by the Chief Executive Officer, Mr. Julio César Rodrigues Fernandes de Oliveira, Brazilian, married, engineer, bearer of the identity card (RG) No. 2445690 (SSP/PB) and enrolled before the Registry of Individual Taxpayers’ Registry issued by the Ministry of Finance (CPF/MF) under No. 034.687.214-63, with offices in the City of Campinas, State of São Paulo, at Rua Doutor Ricardo Benetton Martins s/n, Polo II de Alta Tecnologia, CEP 13086-902.

Paragraph 2 - The officers shall have the power and authority to perform all acts set forth in the applicable legislation and in this Articles of Association.

Paragraph 3 - Each officer, who shall be an individual resident in Brazil, shall serve for undetermined period.

Paragraph 4 - The Company shall be validly represented by the signatures of:

(i)	two (2) Officers, jointly; or

(ii)	one (1) Officer jointly with an attorney in fact; or

(iii)	two (2) attorneys in fact, jointly.

Paragraph 5 - Subject to the provisions of Articles 7 and 13 hereof, the officers shall be empowered and authorized to perform any acts and to sign any documents which result in liability for the Company, including but not limited to the opening and operation of bank accounts; credit transactions; acceptance or endorsement of securities; agreements for the purchase, sale, or rent of movable assets, real property, personal property; and other documents related to the Company, including the signature of checks. It is expressly prohibited for them, however, to undertake any obligations on behalf of any of the quotaholders, to establish any encumbrances on or to dispose of any real property or permanent assets of the Company without the prior consent of the quotaholders taken pursuant to Article 13 hereof.

Paragraph 6 - The powers-of-attorney must be signed by two (2) officers and specify the powers therein granted. Said powers-of-attorney may not exceed the term of one (1) year, except for powers-of-attorney ad judicia for the purposes of defending the interests of the Company before the courts or in administrative law proceedings, which will be granted for an undetermined period of duration.”

III - CORPORATE PURPOSE

3.1.            The quotaholders resolve to amend Company’s corporate purpose, provided that the Company will develop/perform the rendering of services for the development of products related to silicon photonic devices to enable high speed information streaming end-to-end over the network.

3.2.            As a consequence of Section 3.1 herein, the Article 2 of the Articles of Association is amended as follows:

“Article 2 - The purpose of the Company is the rendering of services for the development of products related to silicon photonic devices to enable high speed information streaming end-to-end over the network.”

IV - AMENDMENT TO THE OTHER PROVISIONS OF THE ARTICLE OF ASSOCIATION

4.1.            In addition to the aforementioned, the quotaholders resolve to adapt the Articles of Association’s Chapters related to (i) Quotaholders` meeting, (ii) Board of Directors, (iii) Withdrawal, Exclusion and Death, among others, according to the new consolidated version of the Articles of Association below.

4.2.            The quotaholders ratify all other provisions of the Articles of Association which were not expressly amended, which remain in full force and effect.

4.3.            According to the aforementioned amendments to the Articles of Association, the quotaholders resolve, unanimously, to consolidate the Articles of Association as follows:

BRPHOTONICS PRODUTOS OPTOELETRÔNICOS LTDA.
NIRE  35.2.28048795
CNPJ/MF  19.455.907/0001-73

ARTICLES OF ASSOCIATION

Quotaholders

FUNDAÇÃO CPqD - CENTRO DE PESQUISA E DESENVOLVIMENTO EM TELECOMUNICAÇÕES, a nonprofit private legal entity, with its registered offices in the city of Campinas, State of São Paulo at Rua: Dr. Ricardo Benetton Martins s/n, Parque Polo II de Alta Tecnologia - CEP 13086-510, enrolled with the National Registry of Legal Entities (“CNPJ/MF”) under No. 02.641.663/0001-10, with its Bylaws duly registered before the 1st Registry of Legal Entities of the city of Campinas, State of São Paulo, under no. 5529 on 12/23/2004; and

GigOptix, Inc., a company duly organized and existing under the laws of the State of Delaware, with its registered offices at 2711 Centerville Road, Wilmington, New Castle County, Delaware, U.S.A., enrolled before CNPJ/MF under no. 19.665.035/0001-78.

I - Company Name and Principal Place of Business

Article 1 - The Company is established as a business limited liability company (“sociedade empresária limitada”) under the name BRPhotonics Produtos Optoeletrônicos LTDA., with its principal place of business at Rua Doutor Ricardo Benetton Martins, s/n.º - Pólo II de Alta Tecnologia, in the City of Campinas, State of São Paulo, ZIP Code 13086-510.

Sole Paragraph - The Company may open or close branches, agencies, offices or subsidiaries, in any location in the country or abroad, upon decision of the quotaholders in accordance with the provisions of these Articles of Association.

II - Purpose

Article 2 - The purpose of the Company is the rendering of services for the development of products related to silicon photonic devices to enable high speed information streaming end-to-end over the network.

III - Term

Article 3 - The Company shall exist for an undetermined period of duration.

IV - Capital

Article 4 - The corporate capital of the Company is twenty thousand Reais (R$ 20,000.00), divided into twenty thousand (20,000) quotas with a par value of R$ 1.00 (one real) each, provided that ten thousand (10,000) quotas equivalent to ten thousand Reais (R$ 10,000.00) is already paid up in Brazilian currency, and ten thousand (10,000) quotas equivalent to ten thousand Reais (R$ 10,000.00) shall be paid up until December 31, 2014, according to the following:

Quotaholder	Quotas to be paid up	Quotas paid up	Value (R$)	Interest
Fundação CPqD - Centro de Pesquisa e Desenvolvimento em Telecomunicações	200	10,000	10,200.00.00	51%
GigOptix, Inc.	9,800	-	9,800.00.00	49%
TOTAL	10,200	10,000	20,000.00	100%

Paragraph 1 - In accordance with Article 1,052 of Law No. 10,406/2002, the liability of the quotaholders is limited to the amount of the quotas they hold.

Paragraph 2 - Each quota shall correspond to one (1) vote at the quotaholders’ meetings.

Paragraph 3 - In accordance with Article 1,055 of Law No. 10,406/2002, the quotas of the Company are indivisible.

V – Quotaholders’ Meeting

Article 5 - Meetings of the quotaholders may be called at any time by any quotaholder or by the Board of Directors and shall be held at such times as the quotaholders shall from time to time mutually agree or as otherwise required by Law.

Paragraph 1 - Written notice shall be given to each quotaholder of each meeting of the quotaholders, which notice shall state the place, date, time and purpose of such meeting. Notice of each such meeting shall be given to each quotaholder, in writing, not less than eight (8) days before the day on which such meeting is to be held. By unanimous consent, a quotaholders’ meeting may decide on any matter not otherwise included in the agenda. The call notice shall not be necessary if the quotaholders present at the meeting represent the entire capital of the Company.

Paragraph 2 - The quotaholders may hold meetings at any place as the quotaholders may mutually agree, including via teleconference or videoconference.

Paragraph 3 - The quorum for the quotaholders’ meetings shall be as provided for under applicable law. If a quorum is not reached at a duly called quotaholders’ meeting the quotaholders present shall adjourn the meeting to a time not less than five business days from the time of such adjournment, and shall promptly give written notice of the time and place at which the meeting shall reconvene.

Paragraph 4 - Notwithstanding any other provision herein, the second called meeting may be validly held with any number of quotaholders and any decision (including in respect of any matters listed in Article 7) on the agenda may be validly taken at the majority required for such decision under applicable law.

Paragraph 5 - The quotaholders shall hold an annual meeting no later than April 30 of each year to (i) review management accounts and the financial statements of the Company, (ii) to appoint new managers, if applicable, and (iii) to decide on any declaration or payment of any dividends or other distributions.

Paragraph 6 - Quotaholders and the members of the Board of Directors may participate in the meetings by telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear one another, and such participation shall constitute presence in person at such meeting.

Paragraph 7 - Absent quotaholders may be represented at a quotaholders’ meeting by a proxy having specific powers, and granted for a maximum period of one year. The proxy must be granted to another quotaholder or to any third party appointed by the quotaholders.

Paragraph 8 - The decisions taken by the quotaholders at quotaholders’ meetings will be recorded in minutes, which must be signed by the quotaholders present. Should the decisions taken produce effect to any third parties, the minutes will be registered with the Board of Trade.

Article 6 - Except for the matters referred to in Article 7 of these Articles of Association and for those matters for which the law requires a higher quorum, quotaholders’ meetings decisions shall be taken by the approval of quotaholders holding the majority of the capital of the Company.

Article 7 - The decisions on the matters indicated below shall be taken by the quotaholders’ meeting of the Company and their adoption shall require the affirmative vote of quotaholders representing seventy-five percent (75%) of the quotas of the Company:

(a)	the appointment, removal and compensation of the directors and officers of the Company;

(b)	the approval of any capital contributions in excess of the issued capital of the Company;

(c)	any merger, consolidation or other business combination involving the Company;

(d)	the liquidation, dissolution, recapitalization or reorganization of the Company;

(e)	any assignment for the benefit of creditors, filing of a petition in bankruptcy or application to any tribunal for the appointment of a custodian, receiver or any liquidator for the Company or a substantial part of the assets of the Company, or if any commencement of any proceeding under any bankruptcy reorganization arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereinafter in effect;

(f)	any change to the corporate purpose of the Company or its main business;

(g)	subject to provisions of these Articles of Association, any declaration or payment of any dividends or other distributions (without prejudice to required distributions of excess net cash) in respect of any interest in the Company;

(h)	the issuance of any additional equity interest of the Company;

(i)	the redemption or repurchase of any quotas;

(j)	the selection of a liquidator for the Company;

(k)	the admittance of any person or entity as a quotaholder of the Company;

(l)	any amendment, modification or waiver to any corporate document of the Company, including these Articles of Association;

(m)	any matter submitted to the quotaholders by the Board of Directors resulting from a deadlock of the Board of Directors, pursuant to Article 13, Sole Paragraph; and

(n)	formation of any subsidiary or joint venture.

VI - Management

Article 8 - The Company shall be managed by the Board of Trade and the officers. The Company’s business and affairs shall be managed and conducted by the officers elected as established in this Articles of Association, who shall obey the applicable legislation and this Articles of Association.

Article 9 - None of the quotaholders, managers, or attorneys-in-fact may perform acts on behalf of or in the name of the Company outside the Company’s purpose. Any acts which result in any encumbrances on any of the Company’s assets to the benefit of personal interests or interests of third parties or which involve transactions outside the Company’s purpose will be null and void, unless expressly approved by the competent body according to the terms of these Articles of Association. Any persons involved in said acts will be held personally liable.

VII - Board of Directors

Article 10 - The Board of Directors shall consist of four (4) members elected by the Quotaholders for a term in office of two (2) years, reelection permitted.

Paragraph 1 - A vacancy on the Board of Directors because of death, resignation, removal or any other cause shall be filled by the quotaholders’ meeting within thirty (30) days from the date of the vacancy.

Paragraph 2 - Any member may resign at any time by so notifying the Company and such resignation shall take effect upon receipt of such notice by the Company, and unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. Any member of the Board of Director may be removed at any time, with or without cause, by the quotaholders’ meeting.

Paragraph 3 - Should any member of the Board of Directors be resident and domiciled abroad, his or her investiture shall be conditioned to the granting of a power-of-attorney to an individual resident and domiciled in Brazil, authorizing such person to receive service of process and summons on his or her behalf.

Article 11 - The Board of Directors shall hold ordinary meetings on a quarterly basis at such time and place as shall be determined by the Board of Directors. Special meetings of the Board of Directors may be called at any time by any member. Unless waived by all of the members in writing (before or after a meeting), prior written notice, either personally, by facsimile or by international mail, of any meeting of the Board of Directors shall be given to each member at least fifteen (15) business days before the date of such meeting, which notice shall specify the place, date, time and purpose of the meeting. Written notice of any meeting need not be given to any member who shall agree, either before or after such meeting, to a waiver of such written notice. Attendance of a member at a meeting shall constitute a waiver of notice of such meeting, except when the member attends the meeting for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not properly called or convened.

Paragraph 1 - Each member of the Board of Director shall have the right to one (1) vote at the meetings of the Board of Directors.

Paragraph 2 - Any member of the Board of Directors unable to attend in person for any reason may (A) participate in a meeting of the Board of Directors or by telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear one another, and such participation shall constitute presence in person at such meeting or, (B) in accordance with the applicable law and these Articles of Association, give a proxy to (i) another member of the Board of Directors designated by the same quotaholder that appointed such member or (ii) another individual approved by the quotaholder that appointed such member, to serve as its alternate for the purposes of such meeting by giving written notice thereof to the Company and the other quotaholders  and, in either case, the member unable to attend the meeting shall be deemed to be represented at such meeting, and the other member of the Board of Directors or the appointed alternate member, as applicable, shall be entitled to vote on behalf of such represented member on any decision on the agenda of such meeting.

Article 12 - No decision may be taken at a meeting of the Board of Directors unless at least three (3) members of the Board of Directors are present. In case of lack of quorum, the members present shall adjourn the meeting to a time not less than five (5) business days from the time of such adjournment, and shall promptly give written notice to the members of the Board of Directors of the time and place at which the meeting shall reconvene to the members.

Paragraph 1 - Notwithstanding any other provision herein, if at least two (2) members fail to be present at three (3) consecutive duly called meetings of the Board of Directors, then (i) the third such meeting may be validly held without a quorum and (ii) any decision (including in respect of any matters listed in Article 13 on the agenda may be validly taken at such meeting at the simple majority vote of the members present or duly represented.

Paragraph 2 - Only the matters on the agenda of a meeting of the Board of Directors shall be discussed at such meeting, unless all its members agree otherwise.

Paragraph 3 - Any decision required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the decisions, is signed by all of the directors. A written consent delivered pursuant to this Paragraph shall be filed with the minutes of the proceedings of the Board of Directors.

Paragraph 4 - The Board of Directors shall keep a book of minutes in which there shall be recorded (i) with respect to each meeting of the Board of Directors the time and place of such meeting, whether regular or special (and if special, how called), the names of those present and the proceedings thereof and (ii) all of its actions by written consent.

Article 13 - The Board of Directors shall decide upon a simple majority vote of the members. In addition to any other matters that the quotaholders may decide to submit to the Board of Directors, the following matters shall be decided by the Board of Directors:

(a)	the definition of the general strategy for the Company and for its subsidiaries, in order to monitor the development of such strategies and orientate the officers;

(b)	review, approval and modifications to the Company’s corporate strategies;

(c)	approval and review of the annual budget of Company, and supervision and control of the execution of the budget;

(d)	except if approved in the Company’s quarterly budget, entry (or any subsequent amendment, waiver or other modification) by the Company into any agreement: (i) with a quotaholder or a quotaholder’s related party, (ii) providing for payments to or liability for the Company in an aggregate principal amount in excess of the corresponding amount in Reais of ten thousand US Dollars (US$ 10,000.00); (iii) that may restrict the ability of the Company to compete in Brazil or anywhere in the world, (iv) that may cause the Company to breach any of the Company’s obligations under any agreements it has entered into, (v) with a competitor of either quotaholder or any of their respective affiliates or related parties, (vi) involving any intellectual property rights that are material to the Company.

(e)	entry by the Company into any strategic partnership arrangement;

(f)	any acquisition of, or investment in, or the liquidation of any investment in, any other person or business (other than assets acquired in the ordinary course of business), including, a minority investment or joint venture arrangements by the Company;

(g)	the incurrence of indebtedness, including capital leases, guarantees, liens, encumbrances and other similar obligations, in an aggregate principal amount in excess of the corresponding amount in Reais of ten thousand US Dollars (US$ 10,000.00), except if approved in the Company’s quarterly budget;

(h)	the making of any loans, advances to or guarantees for the benefit of any person, not in the ordinary course of business of the Company;

(i)	Transfer (as defined in Section 15 below) of any significant assets of the Company outside the ordinary course of business; and

(j)	the settlement or compromise of any litigation claims (including litigation seeking injunctive relief or criminal proceedings) for an amount, that when taken together with any related settlement, is in excess of the corresponding amount in Reais of ten thousand US Dollars (US$ 10,000.00), or the commencement of any such claims involving a superior amount of the corresponding amount in Reais of ten thousand US Dollars (US$ 10,000.00).

Sole Paragraph – In case of a decision deadlock, the matter should be submitted to the quotaholders who shall convene a meeting to review the matter.

VIII - Officers

Article 14 - It is entitled to the officers of the Company’s representation, in court or not, as well as the practice of all actions deemed necessary to the Company’s regular operation, who shall, during the exercise of their roles, follow the determination of politics and businesses settled by the Board of Directors. The Company shall have three (3) officers, who shall be appointed and may be removed at any time by the quotaholders as determined in Article 7(a) of these Articles of Association. One of the officers shall be designated as Chief Executive Officer, and the others, if any, individually Director. Chief Executive Officer and the others, if any, shall be jointly referred to as Directors.

Paragraph 1 - The Company is administrated by the Chief Executive Officer, Mr. Julio César Rodrigues Fernandes de Oliveira, Brazilian, married, engineer, bearer of the identity card (RG) No. 2445690 (SSP/PB) and enrolled before the Registry of Individual Taxpayers’ Registry issued by the Ministry of Finance (CPF/MF) under No. 034.687.214-63, with offices in the City of Campinas, State of São Paulo, at Rua Doutor Ricardo Benetton Martins s/n, Polo II de Alta Tecnologia, CEP 13086-902.

Paragraph 2 - The officers shall have the power and authority to perform all acts set forth in the applicable legislation and in this Articles of Association.

Paragraph 3 - Each officer, who shall be an individual resident in Brazil, shall serve for undetermined period.

Paragraph 4 - The Company shall be validly represented by the signatures of:

(i)	two (2) Officers, jointly; or

(ii)	one (1) Officer jointly with an attorney in fact; or

(iii)	two (2) attorneys in fact, jointly.

Paragraph 5 - Subject to the provisions of Articles 7 and 13 hereof, the officers shall be empowered and authorized to perform any acts and to sign any documents which result in liability for the Company, including but not limited to the opening and operation of bank accounts; credit transactions; acceptance or endorsement of securities; agreements for the purchase, sale, or rent of movable assets, real property, personal property; and other documents related to the Company, including the signature of checks. It is expressly prohibited for them, however, to undertake any obligations on behalf of any of the quotaholders, to establish any encumbrances on or to dispose of any real property or permanent assets of the Company without the prior consent of the quotaholders taken pursuant to Article 13 hereof.

Paragraph 6 - The powers-of-attorney must be signed by two (2) officers and specify the powers therein granted. Said powers-of-attorney may not exceed the term of one (1) year, except for powers-of-attorney ad judicia for the purposes of defending the interests of the Company before the courts or in administrative law proceedings, which will be granted for an undetermined period of duration.

IX - Assignment and Transfer of Quotas

Article 15 - Except as otherwise provided in these Articles of Association or in a Quotaholders Agreement, no quotaholder shall be entitled to transfer, whether voluntarily or involuntarily, to give, sell, assign, pledge, encumber, hypothecate, grant a security interest in or otherwise dispose or convey, whether in one transaction or a series of related transactions (“Transfer”), all or any portion of its quotas without the prior written consent of the other quotaholders. If, notwithstanding the provisions of this Article, all or any portion of a quotaholder’s quotas are transferred in violation of this Article, involuntarily or by operation of law or otherwise, the transferee of such quota (or portion thereof) shall not be admitted to the Company as a quotaholder unless each of the quotaholders consents in writing to such admission, which consent shall be granted or withheld in each such quotaholder’s sole discretion. Any attempted or purported Transfer of all or a portion of a quotaholder’s quotas in violation of this Article shall be null and void and of no force or effect whatsoever.

Article 16 - The limitations of Article 15 shall not apply to Transfers to companies controlled by the quotaholders.

X - Liquidation and Dissolution

Article 17 - The Company shall be dissolved and its affairs wound up upon the occurrence of one of the following events:

(a)	at any time upon the written consent of the quotaholders;

(b)	in case of default by a quotaholder to fully pay the amounts corresponding to their quotas, at the option of the non-defaulting quotaholder; and

(c)	in case of assignment by the Company for the benefit of creditors, filing a petition in bankruptcy, application to any tribunal for the appointment of a custodian, receiver or any liquidator for it or a substantial part of its assets or commencement of any proceeding under any bankruptcy reorganization arrangement, readjustment of debt, dissolution or liquidation law.

Article 18 - Upon the dissolution of the Company in case described in Article 17(a) and Article 17(b), the Company’s affairs shall be wound up by a liquidator chosen by the quotaholders pursuant to Article 7 above. The liquidator shall have full power and authority to sell, assign and encumber any or all of the Company’s assets and to wind up and liquidate the affairs of the Company in an orderly and business-like manner.

Article 19 - The dissolution or winding up of the Company for any reason shall not release any quotaholder from any liability or obligation which at the time of such dissolution or winding up already had accrued to any other quotaholder or which thereafter may accrue in respect of any act or omission prior to such dissolution or winding up.

XI – Withdrawal, Exclusion And Death

Article 20 – The withdrawal or exclusion of any of the quotaholders shall not result in the Company’s dissolution, provided that at its sole discretion the remaining quotaholders shall be able to continue the Company’s regular operation.

Sole Paragraph – In case a quotaholder commits a just cause, he may be judicially excluded from the Company, and his quotas shall be liquidated under the same conditions applicable to just cause.

Article 21 – Any quotaholder is entitled to withdraw from the Company upon the delivery of a written notification to the other quotaholders and to the Company by which he should declare his intention to voluntarily withdraw from the Company after ninety (90) days from the receipt of such notification. Each of the remaining quotaholders agree, in case they are notified with regards to the matters set forth in this Article, to make the Company to implement the quotaholder’s withdraw, upon the cancellation of his relevant quotas and the restitution to such quotaholder of the quotaholders amount, as calculated in a balance sheet to be made exclusively for the purposes herein in the withdraw date, which shall be paid within twenty-four (24) months from such withdraw.

XII - Fiscal Year and Distribution of Profits

Article 22 - The fiscal year will begin on January 1st and will end on December 31st of each year, when the financial statements required by the law shall be prepared and submitted to the quotaholders.

Paragraph 1 - The quotaholders shall share any losses incurred by the Company, and distribute any profits made by the Company in proportion to their respective interests in the Company at the time the decision to distribute is made, herein being duly agreed that there shall be distributed a minimum of 25% of the net incomes as dividend distribution.

Paragraph 2 - Subject to the legal provisions, the quotaholders may approve the distribution of profits based on special balance sheet drawn for this purpose in periods lower than twelve (12) months, provided that the quotaholders do not foresee any damage towards the Company’s business

Article 23 - The quotaholders at a quotaholders’ meeting may also decide to make payment of Interest on the Company’s Capital [“Juros sobre Capital Próprio”] and consider any amounts so paid as a distribution of dividends.

XIII - Quotaholders Agreement

Article 24 - The Company shall abide by any agreements between the quotaholders regarding the purchase and sale of quotas, preemptive rights and/or the exercise of voting rights whenever filed in its head office as provided for in Article 118 of Law 6404/76, as amended (“Quotaholders Agreement”). In the event of any conflict between the provisions of these Articles of Association and the Quotaholders Agreement, the provisions of the Quotaholders’ Agreement shall prevail. The quotaholders shall exercise all voting and other rights and powers available to them so as to give effect to the provisions of the Quotaholders Agreement, and shall further procure any amendment(s) to the Articles of Association which may be required in order to give full effect to the provisions thereof.

XIV – Final Matters

Article 25 - Any events not foreseen in these Articles of Association will be governed by the provisions of Law no. 10,406/2002 regarding the business limited liability companies [“sociedades empresárias limitadas”] and supplementarily by the provisions of Law no. 6,404/1976 and subsequent amendments as applicable, provided that the Company is not obliged to make public any of its call notices, balance sheets, and other documents provided for in said law.

Article 26 - All disputes which are unresolved shall be referred to and finally settled by arbitration under the Rules of Mediation and Arbitration of the Brazil-Canada Chamber of Commerce (“CCBC”), in the context of an arbitration administered by CCBC, by three (3) arbitrators.

XV – Compliance Declaration

Article 27 - The Chef Executive Officer declares, under the penalties of law, that he is not prevented from exercising the Company’s management, due to any special law, or due to criminal condemnation, due to penalty that permanently or temporarily, suspend them to take public office roles, due to crimes related to bankruptcy, malfeasance, bribery, embezzlement, or against the economy, against the national financial system, against competition rules defense nor against consumer relations, public faith or property.

In witness hereof, the parties execute this instrument in three (3) counterparts, with purposes to have its legal effects.

Campinas/SP, February 10, 2014.

/s/ Hélio Marcos Machado Graciosa
FUNDAÇÃO CPqD- CENTRO DE PESQUISA E DESENVOLVIMENTO EM TELECOMUNICAÇÕES By: Hélio Marcos Machado Graciosa

/s/ Natália Cibele Correia da Silva / /s/ Darcio Siqueira de Sousa
GigOptix, Inc By: Natália Cibele Correia da Silva / Darcio Siqueira de Sousa

Former Quotaholders:

/s/ Julio Cezar Rodrigues Martorano	/s/ Carlos Eduardo Salla
Julio Cezar Rodrigues Martorano	Carlos Eduardo Salla

Chef Executive Officer:

/s/ Julio César Rodrigues Fernandes de Oliveira
Julio César Rodrigues Fernandes de Oliveira

Witnesses

Name: ID:	Name: ID: